UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2025
Date of Report (Date of earliest event reported)

Sempra
(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California 92101	(619) 696-2000
(Address of principal executive offices) (Zip Code)	(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Common Stock, without par value	SRE	New York Stock Exchange

Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

DIRECTOR APPOINTMENTS

On February 8, 2025, Sempra’s Board of Directors (the “Board”) appointed Anya Weaving, age 48, and Kevin C. Sagara, age 63, to serve on the Board.

In connection with the appointment of Ms. Weaving, the Board (i) named Ms. Weaving to serve on the Board’s Audit Committee and Compensation and Talent Development Committee, (ii) reviewed and affirmatively determined that Ms. Weaving is an independent director under the independence standards for directors and for audit committees and compensation committees established by the New York Stock Exchange and the U.S. Securities and Exchange Commission (“SEC”), and (iii) determined that Ms. Weaving is an audit committee financial expert as defined by applicable SEC rules.

In connection with the appointment of Mr. Sagara, the Board (i) named Mr. Sagara to serve on the Board’s Safety, Sustainability and Technology Committee, and (ii) reviewed and affirmatively determined that Mr. Sagara cannot be considered an independent director under the independence standards established by the New York Stock Exchange because of his former service as Executive Vice President and Group President of Sempra until his retirement in December 2023. As a named executive officer of Sempra at the time of his retirement, his compensation and benefits while he served in that position are described in Sempra’s proxy statement filed with the SEC on March 25, 2024 (“2024 Proxy Statement”), with the information set forth under “Executive Compensation,” except for the disclosure under the subheading “Pay-Versus-Performance,” incorporated herein by reference.

The appointments and committee assignments described herein will be effective on March 1, 2025. Upon appointment, Ms. Weaving and Mr. Sagara will participate in Sempra’s standard compensation program for non-employee directors, as described in Sempra's 2024 Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA,
(Registrant)

Date: February 10, 2025	By: /s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer